UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Revised Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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Digital World Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON August 17, 2023

TO THE STOCKHOLDERS OF DIGITAL WORLD ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Digital World Acquisition Corp., which we refer to as “we,” “us,” “our,” “Digital World” or the “Company,” to be held at 10:00 A.M. Eastern Time on August 17, 2023.

The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.virtualshareholdermeeting.com/DWAC2023SM. If you plan to attend the virtual online Special Meeting, you will need your 16 digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated July 14, 2023, and is first being mailed to stockholders of the Company on or about July 14, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation as further amended on November 22, 2022, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the approval by the Company’s board of directors (the “Board”), the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on September 8, 2021, which we refer to as the “IPO,” up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2023 (the “Termination Date”) up to September 8, 2024) or such earlier date as determined by the Board, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, DWAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Digital World, Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), the Sponsor in the capacity as the representative of the stockholders of Digital World, and TMTG’s General Counsel in his capacity as the representative of the stockholders of TMTG. On December 4, 2021, in support of the Business Combination, Digital World entered into securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (“Preferred Stock”) for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination. The shares are initially convertible into 29,761,905 shares of Digital World common stock, subject to upward and downward adjustments as described herein. Pursuant to the SPAs, each of the PIPE Investors may terminate its respective SPA, among other things, if the closing of the PIPE had not occurred on or prior to September 20, 2022. Digital World has received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. As of the record date, we had not received additional termination notices. The PIPE is conditioned on the closing of the Business Combination, effectiveness of a resale registration statement for all of the shares of common stock issuable upon conversion of the preferred stock to be held by the PIPE Investors and other customary closing conditions. For more information about the Business Combination and the PIPE, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2021, October 26, 2021, December 6, 2021, May 17, 2022, September 23, 2022 and July 3, 2023, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

While we are using our best efforts to complete the Business Combination as soon as practicable, our Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in our future investment.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent prior to 5:00 P.M. eastern time at least two business days prior to the Special Meeting (or August 15, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on July 13, 2023 was $13.05. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by September 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor owns 5,490,000 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 1,133,484 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; Mr. Patrick Orlando, a director and former Chief Executive Officer has beneficial interests in the Sponsor; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting. Our Board has fixed the close of business on July 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal to implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date (as defined below) for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

July 14, 2023	By Order of the Board of Directors

/s/ Eric Swider
Eric Swider
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 17, 2023: This notice of meeting and the accompanying Proxy Statement are available at www.virtualshareholdermeeting.com/DWAC2023SM.

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 17, 2023

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Digital World Acquisition Corp., which we refer to as the “we,” “us,” “our,” “Digital World” or the “Company,” will be held at 10:00 A.M. Eastern Time on August 17, 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at www.virtualshareholdermeeting.com/DWAC2023SM. If you plan to attend the virtual online Special Meeting, you will need your 16 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•

a proposal to amend the Company’s amended and restated certificate of incorporation as further amended on November 22, 2022, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend, upon the approval by the Board, the period of time for the Company to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on September 8, 2021, which we refer to as the “IPO,” up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2023 (the “Termination Date”) up to September 8, 2024) or such earlier date as determined by the Board, which we refer to as the “Extension,” and such later date, the “Extended Date”; and

•

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “Business Combination”) contemplated by that certain Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) by and among us, DWAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Digital World, Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), the Sponsor in the capacity as the representative of the stockholders of Digital World, and TMTG’s General Counsel in his capacity as the representative of the stockholders of TMTG. On December 4, 2021, in support of the Business Combination, Digital World entered into securities purchase agreements (the “SPAs”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Digital World’s Series A Convertible Preferred Stock (“Preferred Stock”) for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination. The shares are initially convertible into 29,761,905 shares of Digital World common stock, subject to upward and downward adjustments as described herein. As a result, Digital World received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. As of the record date, we had not received additional termination notices. The PIPE is conditioned on the closing of the Business Combination, effectiveness of a resale registration statement for all of the shares of common stock issuable upon conversion of the Preferred Stock to be held by the PIPE Investors (the “Initial Resale Registration Statement”) and other customary closing conditions as set forth in the SPA. For more information about the Business Combination and the PIPE, see our Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 21, 2021, October 26, 2021, December 6, 2021, May 17, 2022, September 23, 2022 and July 3, 2023, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time (the “Form S-4”).

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Extension Amendment Proposal is required for the implementation of the plan of the Board, to extend the date by which the Company has to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $307.6 million that was in the Trust Account as of July 10, 2023, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date.

The Sponsor owns 5,490,000 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 1,133,484 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; Mr. Patrick Orlando, a director and former Chief Executive Officer has beneficial interests in the Sponsor; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. In the event of a liquidation, our Sponsor, officers and directors, and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent prior to 5:00 P.M. eastern time at least two business days prior to the Special Meeting (or August 15, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on July 13, 2023 was $13.05. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by September 8, 2023, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,490,000 Founder Shares that were issued to the Sponsor prior to our IPO and 1,133,484 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; Mr. Patrick Orlando, a director and former Chief Executive Officer, has beneficial interests in the Sponsor; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal to implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.24 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.24, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on September 8, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 2, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on July 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 30,023,186 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares. We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $20,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, as of the date of this Proxy Statement, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated July 14, 2023 and is first being mailed to stockholders on or about July 14, 2023.

July 14, 2023	By Order of the Board of Directors

/s/ Eric Swider
Eric Swider
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement of Digital World and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed in Delaware on December 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On September 8, 2021, we consummated our IPO from which we derived gross proceeds of 287,500,000 in the aggregate and completed the private sales of Private Placement Units from which we derived gross proceeds of $11,334,840. The amount in the Trust Account was initially $10.20 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially September 8, 2022. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination pursuant to that certain Merger Agreement, dated as of October 20, 2021, and as amended on May 11, 2022, by and among us, TMTG and the other parties thereto. For more information about the Business Combination and the PIPE, see our Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022, September 23, 2022 and July 3, 2023, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

What is being voted on?

You are being asked to vote on:

•  a proposal to amend our charter to extend, upon the approval by the Board, the period of time for us to consummate a business combination by an additional 12 months (i.e. from September 8, 2023 to September 8, 2024 or such earlier date as determined by the Board); and

•  a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

However, we will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $307.6 million that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our current charter, which was amended with the approval of our stockholders on November 22, 2022, we have until September 8, 2023 to consummate a business combination. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal is not approved, and we have not consummated the Business Combination by September 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?

Our charter provides that we have until September 8, 2023 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend, upon the approval by the Board, the period of time for us to (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO, by an additional 12 months (i.e. from September 8, 2023 to September 8, 2024) or such earlier date as determined by the Board.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination and the PIPE, see Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022, September 23, 2022 and July 3, 2023, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled and we have not completed the Business Combination by September 8, 2023, we will dissolve and liquidate in accordance with the charter.

When would the Board abandon the Extension Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before September 8, 2023. If we complete the Business Combination on or before September 8, 2023, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. In addition, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 3.8% of our issued and outstanding shares of Class A common stock, and 76.5% of our issued and outstanding Founder Shares (including 5,497,500 Founder Shares and 1,133,484 Private Placement Units). Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its stockholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the proposals?

Subject to the foregoing, the approval of the Extension Amendment Proposal requires the affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal.

The affirmative vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting is required to approve the Adjournment Proposal.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal is approved, what happens next?	If the Extension Amendment Proposal is approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve certain ongoing investigations within the requisite time period may require us to liquidate. Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 8, 2023 (or after September 8, 2024 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination.

Furthermore, unless waived by the parties, the Company is required to file and obtain effectiveness of an Initial Resale Registration Statement on or before the closing of the Business Combination, subject to certain exceptions. The closing of the PIPE is conditioned on the closing of the Business Combination, effectiveness of an Initial Resale Registration Statement and other closing conditions. Digital World believes that the SEC will not declare the Initial Resale Registration Statement effective until after the closing date of the Business Combination, and in order to close the PIPE as currently contemplated by the SPAs, the PIPE Investors have to waive the closing condition that requires effectiveness of the Initial Resale Registration Statement as of the closing date of the Business Combination. Additionally, the SPAs with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date. The Company received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. As of the record date, we had not received additional termination notices. The Company will discuss an extension of the Merger Agreement, the SPAs and related registration rights obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. It is possible that the parties will restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions, evolving market and regulatory conditions. We do not have an estimate as to when any such renegotiation or amendment to the existing PIPE arrangements will be concluded. There can be no assurance that the PIPE Investors will agree with amendments to the SPAs and related registration rights agreements (“Registration Rights Agreement”), that we can sustain sufficient PIPE commitments or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG. Please refer to the section entitled “Risk Factors” more information about the risks relating to the Business Combination and PIPE in the event the Extension is implemented.

If we liquidate, our public shareholders may only receive $10.24 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. Please pay particular attention to the section entitled “Risk Factors” in this proxy statement for more information about the risks relating to the proposed Extension Amendment.

Upon approval of the Extension Amendment Proposal by (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares and Private Placement Units.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal to implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved, and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until 30 days after the completion of our initial business combination, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination?	If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

To facilitate stockholder participation in the special meeting, the special meeting will be held through a live webcast at www.virtualshareholdermeeting.com/DWAC2023SM. You will not be able to attend the special meeting in person. If you attend the special meeting online, you will be able to vote at www.virtualshareholdermeeting.com/DWAC2023SM. You are entitled to attend the special meeting if you were a stockholder as of the close of business on July 10, 2023, the record date, or hold a valid proxy for the meeting. To be admitted to the special meeting, you will need to visit www.virtualshareholdermeeting.com/DWAC2023SM and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number. Whether or not you participate in the special meeting, it is important that you vote your shares. We encourage you to access the special meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on August 17, 2023.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to info@dwacspac.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. The Extension Amendment Proposal must be approved by the affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 18,605,344 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on July 10, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 30,023,186 shares of our Class A common stock and 7,187,500 shares of our Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock

Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 5,497,500 Founder Shares and 1,133,484 Private Placement Units (purchased for $11,334,840), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination with TMTG or any other target by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 15, 2023 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Alliance Advisors to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $20,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Alliance Advisors, at 877-728-4996 or by email at dwac@allianceadvisors.com.

You may also contact us at: Digital World Acquisition Corp., info@dwacspac.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete the Business Combination or the PIPE;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the Business Combination;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the Business Combination, as a result of which they would then receive expense reimbursements;

•	our potential ability to obtain additional financing to complete the Business Combination;

•	the competitive environment in which our successor will operate following the Business Combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a liquid market for our securities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

•	our financial performance.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022, September 23, 2022 and July 3, 2023, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our 2022 Annual Report, the Form S-4 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination or any related financing. It is likely that the parties will be required to restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions, evolving market and regulatory conditions. In addition, it is likely that the parties will also be required to renegotiate certain exclusivity and license agreements as a result of such agreements expiring prior to the completion of the Business Combination. There is no assurance that such terms can be renegotiated on favorable terms, if at all, that we will be able to re-enter into commercial agreements that expired, that we will be able to secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination with TMTG and the PIPE following the SEC declaring the Form S-4 effective, which includes our preliminary proxy statement/prospectus for the Business Combination. However, as discussed below in “Background – Recent Developments,” the Company has experienced a number of regulatory delays since the approval of the Business Combination and may continue to experience delays in the future as a result of various investigations by the SEC relating to communications with TMTG in connection with the Business Combination regarding and due diligence of potential targets other than TMTG, relationships between and among Digital World (and/or certain of its officers and directors) and other entities (including our Sponsor), among other related matters. As such, the Form S-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination or the PIPE unless the Form S-4 is declared effective. Pursuant to the SPAs, the Company cannot complete the PIPE unless the Initial Resale Registration Statement is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 or the Initial Resale Registration Statement effective. Additional extensions past the Extended Date may be required, which may subject Digital World and its stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with TMTG or the related PIPE with the PIPE Investors.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 8, 2023 (or after September 8, 2024 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand. As further discussed below in “Background – Recent Developments,” TMTG disagrees with our position under the Merger Agreement that upon approval of our shareholders to extend the our liquidation date by an additional three months (for a total of 12 additional months, i.e., from September 8, 2023 up to September 8, 2024), we have the right to extend the outside date of the Merger Agreement by the same extension periods. Pursuant to recent electronic mails from TMTG to us, on June 23, 2023 TMTG indicated its belief that it is only bound under the Merger Agreement through September 8, 2023, while on July 14, 2023 it instead indicated it believes it is only bound under the Merger Agreement through the preextension outside date (i.e., December 20, 2022), which has since passed. Therefore, if the Merger Agreement is being terminated, the PIPE Agreements would also automatically be terminated. However, if we are able to approve the Extension Date and you elect not to tender your shares for redemption, regardless of the fact that TMTG may elect to terminate the Merger Agreement after the approval of the Extension Date, you will not have the right to tender your shares for redemption after the approval of the Extension Date, by which time the price of our shares have declined significantly. Additionally, the SPAs with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date. As a result, Digital World received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. Furthermore, unless waived by the parties, the Company is required to file and obtain effectiveness of an Initial Resale Registration Statement on or before the closing of the Business Combination, subject to certain exceptions. The Initial Resale Registration Statement was filed on May 27, 2022 and has not been declared effective by the SEC. Digital World believes that the SEC will not declare the Initial Resale Registration Statement effective until after the closing date of the Business Combination, and in order to close the PIPE as currently contemplated by the SPAs, the PIPE Investors have to waive the closing condition that requires effectiveness of the Initial Resale Registration Statement as of the closing date of the Business Combination. The closing of the PIPE is conditioned on the closing of the Business Combination, effectiveness of an Initial Resale Registration Statement and other closing conditions. The Company will discuss an extension of the Merger Agreement, the SPAs and related registration obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. It is likely that the parties will be required to restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions, evolving market and regulatory conditions. We do not have an estimate as to when any such renegotiation or amendment to the existing PIPE arrangements will be concluded. There is no assurance that such terms can be renegotiated on favorable terms, if at all, or that we will be able to secure an alternative financing transaction to support the Business Combination. Under the terms of the Merger Agreement, TMTG is not required to consummate the Business Combination if the Company does not have at least $60,000,000 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders) (the “Minimum Cash Condition”). There can be no assurance that the PIPE Investors will agree with amendments to the SPAs and Registration Rights Agreements, that we can sustain sufficient PIPE commitments to meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

Accordingly, if further delays or a suspension arises out of, or is a result of, or is related to the SEC being unable or unwilling to declare our Form S-4 and Initial Resale Registration Statement effective or if the SEC issues any stop order suspending the effectiveness of any such registration statement or indicates the intention to initiate any proceedings for such purpose, it could materially delay or materially impede the consummation of the Business Combination. For a detailed discussion of regulatory delays to date, see “Business—Regulatory Approvals/Investigations” in our 2022 Annual Report.

In addition, as part of the Business Combination, TMTG entered into (i) a license agreement with President Trump that allows TMTG to use “Trump Media & Technology Group Corp.” as its name and to use the name and likeness of President Trump, subject to certain limitations (“License Agreement”), and (ii) an exclusivity agreement with President Trump. Under the exclusivity agreement, President Trump has agreed to first channel any and all social media communications and posts from his personal profile to the Truth Social platform first, for a period of six hours from the first communication or post (the “Exclusivity Term”). President Trump can terminate the License Agreement at any time after December 31, 2022 if the Business Combination has not been consummated. Furthermore, the Exclusivity Term expired on June 22, 2023, subject to 180-day automatic extensions in perpetuity, which are subject to termination of the License Agreement, and there is no assurance that TMTG will be able to obtain a new Exclusivity Term and/or a new License Agreement. While TMTG may attempt to renegotiate the License Agreement and the Exclusivity Term, we do not control such negotiations, if any, and there is no assurance that President Trump will not exercise his right to terminate the License Agreement either before or after the consummation of the Business Combination. Even if we are able to consummate the Business Combination and President Trump chooses not to terminate the License Agreement, the termination of the License Agreement after the consummation of the Business Combination could significantly affect the business and operations of TMTG post-merger. Moreover, even if President Trump agrees to a new Exclusivity Agreement, the terms may differ from the current agreement and could be considerably materially less favorable to our shareholders. The loss or renegotiation of less favorable terms of the License Agreement and/or Exclusivity Term could materially impact TMTG’s business and results of operations, could adversely affect our ability to negotiate and complete the Business Combination, and is likely to result in a decline in the price of our shares.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment and, if needed, any additional extensions, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to meet the Minimum Cash Condition or to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Digital World may issue a substantial number of additional shares of common or preferred stock to complete the Business Combination and the PIPE, any one of which would dilute the interest of Digital World’s stockholders and likely present other risks. Specifically, pursuant to the Merger Agreement with TMTG, Digital World will issue up to 88,948,023 shares of common stock to TMTG securityholders at the closing of the Business Combination. This number is based on $875,000,000, subject to adjustments for TMTG’s closing debt, net of cash and unpaid transaction expenses, plus the additional contingent right to receive certain earnout shares after the closing of the Business Combination, and excluding any additional shares issuable after the closing of the Business Combination upon conversion of certain TMTG convertible notes.

As of the record date, Digital World had 30,023,186 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding. There are currently no shares of preferred stock issued and outstanding. Digital World may issue a substantial number of additional shares of common or preferred stock to complete the Business Combination or the PIPE.

Pursuant to the Merger Agreement with TMTG, Digital World will issue up to 88,948,023 shares of common stock to TMTG securityholders at the closing of the Business Combination. This number is based on $875,000,000, subject to adjustments for TMTG’s closing debt, net of cash and unpaid transaction expenses, plus the additional contingent right to receive certain earnout shares after the closing of the Business Combination, and excluding any additional shares issuable after the closing of the Business Combination upon conversion of certain TMTG convertible notes.

On December 4, 2021, in support of the Business Combination, Digital World entered into SPAs with the PIPE Investors, pursuant to which the PIPE Investors agreed to purchase up to an aggregate of 1,000,000 shares of Preferred Stock for a purchase price of $1,000 per share for an aggregate commitment of up to $1,000,000,000 in a PIPE to be consummated concurrently with the closing of the Business Combination. The Preferred Stock have an initial conversion price per share of $33.60 and are initially convertible into 29,761,905 shares of Digital World common stock, which number of shares are subject to upward and downward adjustments as described herein, including for certain penalties relating to the failure to register the shares of common stock underlying the Preferred Stock within the requisite time period, to up to 100,000,100 shares of common stock. Digital World has received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. As of the record date, we had not received additional termination notices.

Additionally, in connection with the PIPE, the Sponsor, as majority holder of Digital World’s Class B common stock, waived certain anti-dilution rights of the holders of Class B common stock (the “Class B Holders”) to any increase in the number of shares of Class A common stock issuable upon conversion of the Class B common stock. In exchange for such waiver, and in the event that the transactions contemplated by each SPA are consummated in accordance with its terms, the Class B Holders will be entitled to receive (i) an aggregate of 744,048 shares of Class A common stock (the “Anti-dilution Shares”) and (ii) warrants to purchase an aggregate of 744,048 shares of Class A common stock at an exercise price per share of $33.60 for a term of five years. The warrants shall otherwise have terms, including but not limited to registration rights, that are substantially identical to the warrants previously issued to the Class B Holders and shall not contain any anti-dilution or reset provisions, except for standard adjustments for any stock splits, stock dividends, recapitalizations and similar events.

The issuance of any such additional shares of common or preferred stock:

•	may significantly dilute the equity interest of existing investors;

•	may subordinate the rights of holders of common stock if preferred stock is issued with rights senior to those afforded Digital World’s common stock;

•	could cause a change in control if a substantial number of common stock is issued, which may affect, among other things, Digital World’s ability to use its net operating loss carry forwards; and

•	may adversely affect prevailing market prices for the combined entity’s common stock and/or warrants.

Failure by the combined company to timely file and to obtain and maintain effectiveness of any registration statement required to be filed under the Registration Rights Agreement may impede the closing of the PIPE and the closing of the Business Combination. In addition, the combined company may need to file multiple registration statements to register all of the shares of common stock, which could give rise to conversions at lower prices. Failure to timely file and to obtain and maintain the effectiveness of any such registration statements, other than the Initial Resale Registration Statement, will result in the combined company paying to each PIPE Investor an amount in cash, as liquidated damages.

The PIPE Investors are entitled to certain registration rights, pursuant to which Digital World is required to file an Initial Resale Registration Statement. Pursuant to the Registration Rights Agreement, the parties agreed that such registration statement would be declared effective as of the closing date of the Business Combination, subject to certain exceptions, including, but not limited to, that in the event that Digital World has cleared all SEC comments on the Initial Resale Registration Statement but the Initial Resale Registration Statement is not permitted to be declared effective as of the date of the closing of the Business Combination, the effectiveness date of the Initial Resale Registration Statement may be postponed to the earliest date following the closing of the Business Combination that the SEC will permit. Thereafter, the combined company will be required to register and to maintain the registration for all shares underlying the Preferred Stock until the effective date of the Business Combination. Separately, under the SPAs, the closing of the PIPE is conditioned on, among others, the effectiveness of the Initial Resale Registration Statement.

The Initial Resale Registration Statement was filed on May 27, 2022 and has not been declared effective by the SEC. Digital World believes that the SEC will not declare the Initial Resale Registration Statement effective until after the closing date of the Business Combination, and in order to close the PIPE as currently contemplated by the SPAs, the PIPE Investors have to waive the closing condition that requires effectiveness of the Initial Resale Registration Statement as of the closing date of the Business Combination. As such, if the SEC does not declare such registration statement effective and/or the PIPE Investors do not waive that effectiveness closing condition, our ability to consummate the Business Combination would be materially delayed or impeded.

Additionally, failure by the combined company to timely file and to obtain and maintain effectiveness of any registration statement, other than the Initial Resale Registration Statement, required to be filed under the Registration Rights Agreement will result in the combined company paying to each PIPE Investor an amount in cash, as liquidated damages and not as a penalty, equal to (A) with respect to the first two months, 2% of the subscription price paid by each PIPE Investor for any unregistered registrable securities, plus (B) with respect to the third month and beyond, 6% of the subscription price paid by each PIPE Investor for any unregistered registrable securities. In no case will the maximum aggregate liquidated damages payable to a PIPE Investor exceed 20% of the subscription price paid by such PIPE Investor. If the combined company fails to pay any liquidated damages in full within seven days after the date payable, the combined company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the PIPE Investor, until such amounts, plus all such interest thereon, are paid in full, subject to the aggregate limitation. In addition, if the Initial Resale Registration Statement cannot register all of the shares of common stock issuable upon conversion of the Preferred Stock and additional registration statements are required, the conversion price is subject to downward adjustment, which could result in the combined company having to issue up to 100,000,100 shares of common stock, in the aggregate, to the PIPE Investors.

In view of the foregoing, the Company will discuss amendments to its registration obligations with the PIPE Investors pursuant to the SPAs and Registration Rights Agreement with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. It is likely that the parties will be required to restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions, evolving market and regulatory conditions. We do not have an estimate as to when any such renegotiation or amendment to the existing PIPE arrangements will be concluded. There is no assurance that such terms can be renegotiated on favorable terms, if at all.

There can be no assurance that the PIPE Investors will agree with amendments to the SPAs and Registration Rights Agreements, that we can sustain sufficient PIPE commitments or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

Regulatory delays, currently and potentially in the future, could cause us to be unable to consummate the Business Combination.

Digital World has experienced a number of regulatory delays since the approval of the Business Combination and may continue to experience delays in the future. In connection with an SEC investigation, Digital World received a document request and subpoena from the SEC seeking various documents and information regarding, among other things, meetings of Digital World’s Board; communications with and the evaluation of potential targets, including TMTG; communications relating to TMTG; agreements with and payments made to certain advisors; investors, including investor meetings and agreements; the appointment of certain of Digital World’s officers and directors; policies and procedures relating to trading; and documents sufficient to identify banking, telephone, and email addresses.

Further, Digital World is the subject of an investigation by the SEC pursuant to Section 8(e) of the Securities Act, with respect to the Form S-4 relating to the Business Combination with TMTG and received a further subpoena in support thereof. Similar to the SEC’s initial investigation described above, this subpoena seeks additional documents and information with respect to, among other things, communications regarding and due diligence of potential targets other than TMTG, relationships between and among Digital World (and/or certain of its officers and directors) and other entities (including our Sponsor) and certain advisors, including Digital World’s underwriter and its financial advisor in the initial offering), the holders of ownership interests in the Sponsor, certain elements of the transaction history for equity in the Sponsor, and certain forward-looking information about TMTG referenced in the Form S-4. In addition, Digital World and each member of the Board received grand jury subpoenas seeking certain of the same documents demanded in the above-referenced SEC subpoenas, along with requests relating to Digital World’s S-1 filings, communications with or about multiple individuals, and information regarding Rocket One Capital. These subpoenas, and the underlying investigations by the Department of Justice and the SEC, can be expected to delay effectiveness of the Form S-4 and any resolution of such investigations could result in the imposition of significant penalties, injunctions, prohibitions on the conduct of our business, damage to our reputation and other sanctions against us, all of which could materially delay, materially impede, or prevent the consummation of the Business Combination, including as a result of DWAC being unable to obtain additional extensions, increased redemptions, the occurrence of events that would have a material adverse effect on TMTG’s business or the parties mutual agreement to terminate the Merger Agreement due to such delays. See “Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 8, 2023, the SPAs may be terminated upon the termination of the Merger Agreement, and you may not have the chance to vote on the Business Combination or redeem your shares until our liquidation date.”

Additionally, although we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the approvals from the SEC and The Nasdaq Stock Market LLC (“Nasdaq”), as well as the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), which has occurred. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought, but there can be no assurance that any such additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as Committee on Foreign Investment in the United States (“CFIUS”), on account of certain foreign ownership restrictions on U.S. businesses.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is ARC Global Investments II LLC, a Delaware limited liability company. The Sponsor currently owns 5,490,000 Founder Shares that were issued to the Sponsor prior to our IPO, and 1,133,484 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Patrick Orlando, a director and former Chief Executive Officer and Chairman and a U.S. citizen, is sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 17.2% minority interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons. Approximately 82.8% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and, to the best of our knowledge, none of the Sponsor members who are U.S. persons have substantial ties with non-U.S. persons on a look-through basis. Of the approximately 17.2% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, approximately 8.0% of interests are owned by persons in Guatemala, approximately 4.4% of interests are owned by persons in El Salvador, approximately 4.2% of interests are owned by persons in Brazil, approximately 0.5% of interests are owned by persons in Peru and approximately 0.1% of interests are owned by persons in Mexico. The Sponsor is expected to own no more than 8.1% of the combined company following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers Digital World to be a “foreign person” under such rules and regulations and TMTG a U.S. business that may affect national security, it could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although Digital World does not believe it is a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company as if it had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If Digital World were to seek an initial business combination other than the Business Combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, resulting in further delays in Digital World’s ability to consummate the Business Combination, which may require us to liquidate. If we liquidate, our public stockholders may only receive $10.24 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in TMTG and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We have not obtained an opinion from an unaffiliated third party as to the fairness of the Business Combination to its stockholders.

The Company is not required to obtain an opinion from an unaffiliated third party that the price it is paying in the Business Combination is fair to its public stockholders from a financial point of view and it has not obtained such an opinion. Our public stockholders therefore, must rely solely on the judgment of the Board in determining the value of the Business Combination and the Board may not have property valued the business. The lack of a third-party fairness opinion may also lead to an increased number of our stockholders to vote against the Business Combination or demand redemption of their shares, which could potentially impact our ability to consummate the Business Combination.

Changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete the Business Combination, and our results of operations.

We are and will be subject to laws and regulations enacted by national, regional and local governments and, potentially, foreign jurisdictions. In particular, we are required to comply with certain SEC, Nasdaq and other legal requirements and, as such, the Business Combination may be contingent on our ability to comply with certain laws and regulations. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. For example, on May 23, 2023, we received a notice from the Listing Qualifications Department of Nasdaq stating that we are not in compliance with Nasdaq Listing Rule 5250(c)(1) because we have not yet filed with the SEC our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Form 10-Q”). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the SEC. Under Nasdaq rules, we have 60 calendar days, or no later than July 24, 2023, to submit a plan to regain compliance. If Nasdaq accepts our plan, Nasdaq can grant an exception of up to 180 calendar days from the due date of the Form 10-Q, or until November 20, 2023, to regain compliance. However, there can be no assurance that Nasdaq will accept our plan to regain compliance or that we will be able to regain compliance within any extension period granted by Nasdaq. If we fail to timely regain compliance with Nasdaq’s listing rules, our securities will be subject to delisting from Nasdaq. Although we are working diligently to finalize and file the Form 10-Q as soon as possible before July 24, 2023, we can provide no assurance that we will ultimately be able to do so. In addition, we also identified an error related to the accounting for certain expenses in the previously issued financial statements as of and for the year ended December 31, 2022 and on May 18, 2023, our audit committee concluded that such audited financial statements included in our 2022 Annual Report should no longer be relied upon due to the error described above and should be restated. We are currently in the process of restating such financial statements and will amend our 2022 Annual Report on a Form 10-K/A (the “Form 10-K/A”) to be filed with the SEC as soon as practicable. As a result of the error, we have that a material weakness exists in our internal control over financial reporting and that our disclosure controls and procedures were not effective as of December 31, 2022. Our remediation plan with respect to such material weakness will be described in detail in the Form 10-K/A with the SEC. Accordingly, failure to comply with applicable laws or regulations, as interpreted and applied, or our reporting obligations with the SEC, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination, and our results of operations.

In addition, laws and regulations and their interpretation and application may also change from time to time, including as a result of changes in economic, political, social and government policies, and those changes could have a material adverse effect on Digital World’s business, including its ability to negotiate and complete its initial business combination, and results of operations. On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete the Business Combination and may increase the costs and time related thereto. Additional extensions past September 8, 2023 may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the Business Combination or a transaction with an alternative target if we cannot complete the Business Combination with TMTG. See “If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete the Business Combination and instead to liquidate Digital World.”

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete the Business Combination and instead to liquidate Digital World.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 22 months after the effective date of its registration statement for its IPO. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO’s registration statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. Given the delays discussed above, possible amendments to the Merger Agreement, and potential restructuring of the Business Combination, we are requesting a further extension, past September 8, 2023, to September 8, 2024 (i.e., 36 months from the date of our IPO), a date beyond 24 months after the effective date of the IPO’s registration statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may be unable to consummate the Business Combination and instead be required to liquidate Digital World.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to instruct the trustee to liquidate the securities held in the Trust Account before our 24-month anniversary and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of the Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of Digital World.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, on or prior to the 24-month anniversary of the effective date of the IPO’s registration statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of the Business Combination or our liquidation. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO’s registration statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we will be required to liquidate. Accordingly, we intend to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 5,490,000 Founder Shares that were issued to the Sponsor prior to our IPO and 1,133,484 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; Mr. Patrick Orlando, a director and former Chief Executive Officer, has beneficial interests in the Sponsor; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000.

On September 8, 2022, the Company issued a promissory note in the aggregate principal amount of $2,875,000 to the Sponsor of the Company in connection with the extension of the Termination Date for the Company’s initial business combination from September 8, 2022 to December 8, 2022, pursuant to which, the Sponsor has agreed to loan to the Company $2,875,000 to deposit into the Company’s Trust Account.

On April 21, 2023, the Company issued two promissory notes (one for $625,700 and the other for $500,000) in the aggregate principal amount of $1,125,700 to the Sponsor to pay costs and expenses in connection with completing an initial business combination. Each of the two notes bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Sponsor and subject to certain conditions, all of the unpaid principal amount of each of the two notes may be converted into units of the Company (the “Conversion Units”) immediately prior to the consummation of an initial business combination with the total Conversion Units so issued equal to: (x) the portion of the principal amount of the respective note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units. The issuances of the two notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

On June 2, 2023, the Company issued two promissory notes to Renatus LLC (“Renatus”) in the aggregate principal amounts of (a) $2,000,000 and (b) $10,000,000 (the “Notes”). The proceeds of the Notes will be used to pay costs and expenses in connection with completing an initial business combination. Mr. Swider is a founder and partner of Renatus.

The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting TMTG for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The success of the Business Combination depends in part on the popularity of TMTG’s brand and the reputation and popularity of its Chairman, President Donald J. Trump. The value of TMTG’s brand may diminish if the popularity of President Trump were to suffer. Adverse reactions to publicity relating to President Trump, or the loss of his services, could adversely affect TMTG’s revenues, results of operations and its ability to maintain or generate a consumer base, as well as the outcome of the proposed Business combination.

While TMTG believes there is sufficient demand for a true free speech platform, the image, reputation, popularity and talent of its Chairman, President Trump will be important factors to its success. According to a March 2021 poll in The Hill, only 30% of people surveyed would use a social media site associated with President Trump. In addition, according to a survey published in The New York Post in October 2021, only 60% of Republicans would use such a platform. In order to be successful, TMTG will need millions of those people to register and regularly use TMTG’s platform. If President Trump becomes less popular or there are further controversies that damage his credibility or the desire of people to use a platform associated with him, and from which he will derive financial benefit, TMTG’s results of operations, as well as the outcome of the proposed Business Combination, could be adversely affected. Additionally, President Trump has recently expressed his intent to run for re-election as the President of the United States. Should President Trump win the presidency, his involvement with TMTG is expected to be prohibited, which could detrimentally affect TMTG’s business and operations. Moreover, President Trump is presently involved in ongoing civil and criminal legal proceedings the outcome of which remains uncertain. Given his intent to run for re-election and his legal commitments, President Trump’s attention and time may be directed elsewhere and away from the TMTG platform. Each of the re-election of President Trump as the next President of the United States, or the negative outcomes of current or future legal proceedings, could adversely affect TMTG’s reputation, business and operations, as well as the outcome of the proposed Business Combination.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and TMTG expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and TMTG may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Merger Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur approximately $30 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 8, 2023, the SPAs may be terminated upon the termination of the Merger Agreement, and you may not have the chance to vote on the Business Combination or redeem your shares until the liquidation date.

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, (i) by mutual consent of TMTG and Digital World, (ii) by either Digital World or TMTG if any of the conditions to the closing of the Business Combination have not been satisfied or waived by September 8, 2023 (the “Outside Date”), provided that Digital World may extend the Outside Date if its obtains one or more extensions of the time it has to consummate its initial business combination, and provided further that this termination right shall not be available to Digital World or TMTG if the breach by such party (i.e., either Digital World or DWAC Merger Sub Inc. on one hand, or TMTG, on the other hand) of the Merger Agreement was the cause of, or resulted in, the failure of the closing of the Business Combination to occur on or before the Outside Date, (iii) by either Digital World or TMTG if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting, or if any law is in effect making illegal, the transactions contemplated by the Merger Agreement, (iv) by either Digital World or TMTG for the other party’s uncured breach (subject to certain materiality qualifiers and cure periods), (v) by Digital World if there has been an event after the signing of the Merger Agreement that has a material adverse effect (as defined in the Merger Agreement) on TMTG (but excluding a qualifying settlement of certain litigation in which TMTG is involved) that is uncured and continuing, (vi) by TMTG if there has been an event after the signing of the Merger Agreement that has a material adverse effect on Digital World that is uncured and continuing, (vii) by either Digital World or TMTG if approval for the Business Combination and the other required stockholder proposals are not obtained at the Digital World’s special meeting of stockholders to approve the Business Combination, (viii) by either Digital World or TMTG if a special meeting of TMTG’s stockholders is held and TMTG’s stockholder shall not have approved the Merger Agreement and the Business Combination and related matters and (ix) by the mutual and reasonable written consent of Digital World and TMTG in the event that that any required approval of the SEC or any other governmental authority cannot be obtained by the Outside Date, as such date may be extended. As further discussed below in “Background – Recent Developments,” TMTG disagrees with our position under the Merger Agreement that upon approval of our shareholders to extend the our liquidation date by an additional three months (for a total of 12 additional months, i.e., from September 8, 2023 up to September 8, 2024), we have the right to extend the outside date of the Merger Agreement by the same extension periods. Pursuant to recent electronic mails from TMTG to us, on June 23, 2023 TMTG indicated its belief that it is only bound under the Merger Agreement through September 8, 2023, while on July 14, 2023 it instead indicated it believes it is only bound under the Merger Agreement through the pre-extension outside date (i.e., December 20, 2022) which has since passed. See “Background – Recent Developments – Extension of the Business Combination Disagreement.” If the Merger Agreement is terminated, the PIPE Agreements would also automatically be terminated. However, if we are able to approve the Extension Date and you elect not to tender your shares for redemption, regardless of the fact that TMTG may elect to terminate the Merger Agreement after the approval of the Extension Date, you will not have the right to tender your shares for redemption after the approval of the Extension Date, by which time the price of our shares may decline significantly.

In the period leading up to the closing of the Business Combination, other events may occur that, pursuant to the Merger Agreement, would require Digital World to agree to amend the Merger Agreement to consent to certain actions or to waive rights that Digital World is entitled to under those agreements. Such events could arise because of changes in the course of TMTG’s business, a request by TMTG to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on TMTG’s business and would entitle Digital World to terminate the Merger Agreement, as applicable. For example, Section 5.2 of the Merger Agreement provides that without the prior written consent of TMTG (such consent not to be unreasonably withheld, conditioned or delayed) Digital World may not settle or compromise any claim, action or proceeding, including any suit, action, claim, proceeding or investigation relating to the Merger Agreement or the transactions contemplated thereby, in excess of $100,000. As such, Digital World has kept TMTG appraised of the discussions with the SEC and the Settlement in Principle (as defined below). Nevertheless, TMTG is not a party to the Settlement in Principle or any related negotiation and it has not provided its consent to such settlement. Although Digital World believes that it has complied with Section 5.2 of the Merger Agreement, TMTG may disagree and try to terminate the Merger Agreement. In any of such circumstances, it would be in the discretion of Digital World, acting through its Board, to grant its consent or waive its rights. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after stockholder approval of the Business Combination has been obtained. However, as discussed below in “Background – Recent Developments,” delays in Digital World’s ability to consummate the Business Combination as a result of the Department of Justice and the SEC investigations discussed above may materially impact DWAC’s ability to obtain additional extensions, may lead TMTG to claim that Digital World breached the Merger Agreement, may lead to increased redemptions, result in the occurrence of events that would have a material adverse effect on TMTG’s business or cause the parties to terminate the Merger Agreement. Additionally, any resolution of such investigations could result in the imposition of significant penalties, injunctions, prohibitions on the conduct of our business, termination of the Merger Agreement, damage to our reputation and other sanctions against us, all of which, together with the delays, could materially impede or prevent the consummation of the Business Combination.

In addition, the SPAs may be terminated, under certain circumstances, among others, upon the earlier to occur of (a) the mutual written agreement of the parties thereto, and (b) the termination (for any reason) of the Merger Agreement by any party to the same, or if the Business Combination is not consummated by the Outside Date.

Accordingly, in the event that the Merger Agreement is terminated, the PIPE arrangements are terminated or a special meeting of stockholders to approve the Business Combination is not held, you may not have the chance to vote on the Business Combination.

During the pendency of the Business Combination, Digital World will not be able to enter into a business combination with another party because of restrictions in the Merger Agreement. Furthermore, certain provisions of the Merger Agreement will discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Merger Agreement. There can be no assurance that Digital World will find an alternative target if it is unable to consummate the Business Combination with TMTG.

Covenants in the Merger Agreement impede the ability of Digital World to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Business Combination. As a result, Digital World may be at a disadvantage to its competitors during that period. In addition, while the Merger Agreement is in effect, neither Digital World nor TMTG may solicit, assist, facilitate the making, submission or announcement of, or intentionally encourage any alternative acquisition proposal, such as a merger, material sale of assets or equity interests or other business combination, with any third party, even though any such alternative acquisition could be favorable to Digital World’s stockholders than the Business Combination. In addition, if the Business Combination is not completed, these provisions will make it more difficult to complete an alternative business combination following the termination of the Merger Agreement due to the passage of time during which these provisions have remained in effect.

The Excise Tax included in the Inflation Reduction Act of 2022 may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) became law in the United States, which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2021 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are publicly traded, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), which has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by us and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction, as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent we would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

BACKGROUND

We are a blank check company formed in Delaware on December 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 30,023,186 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 14,375,000 shares of Class A common stock as part of our IPO, along with an aggregate of 566,742 warrants (convertible into an aggregate of 566,742 shares of Class A common stock) underlying the Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable until the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $293,250,000 of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $307.6 million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 3109 Grand Ave #450, Miami, FL 33133.

Business Combination with TMTG

Merger and PIPE Agreements

As previously announced, we entered into the Merger Agreement on October 20, 2021, and an amendment to the Merger Agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

On December 4, 2021, in support of the Business Combination, Digital World entered into SPAs with certain PIPE Investors, pursuant to which the investors agreed to purchase an aggregate of 1,000,000 shares of the Preferred Stock, for a purchase price of $1,000 per share of Preferred Stock, for an aggregate commitment of $1,000,000,000 in a PIPE to be consummated concurrently with the closing of the Business Combination. The shares of Preferred Stock have an initial conversion price per share of $33.60 and are initially convertible into an aggregate of 29,761,905 shares of common stock (subject to downward adjustment). The price is subject to further downward adjustment to a 40% discount to Digital World’s volume-weighted average closing price for the ten trading days following the day of the Business Combination, with a floor price of $10.00. The closing of the PIPE is conditioned on the closing of the Business Combination, effectiveness of an Initial Resale Registration Statement and other closing conditions.

The PIPE Investors are also entitled to certain registration rights under a Registration Rights Agreement, pursuant to which Digital World is required to file an Initial Resale Registration Statement for all of the shares of common stock issuable upon conversion of the Preferred Stock held by the PIPE Investors within 10 days following the filing of the Form S-4. The Registration Rights Agreement also provides that such Initial Resale Registration Statement shall be declared effective as of the closing date of the Business Combination, subject to certain exceptions, including, but not limited to, that in the event that Digital World has cleared all SEC comments on the Initial Resale Registration Statement but the Initial Resale Registration Statement is not permitted to be declared effective as of the date of the closing of the Business Combination, the effectiveness date of the Initial Resale Registration Statement may be postponed to the earliest date following the closing of the Business Combination that the SEC will permit. Thereafter, the combined entity will be required to register and to maintain the registration for all shares underlying the Preferred Stock until the effective date of the Business Combination.

In connection with the PIPE and in accordance with Section 4.3(b)(ii) of DWAC’s charter, the Sponsor, as majority holder of DWAC’s Class B common stock, waived certain anti-dilution rights of the Class B Holders to any increase in the number of shares of Class A common stock issuable upon conversion of the Class B common stock. In exchange for such waiver, and in the event that the transactions contemplated by each SPA are consummated in accordance with its terms, the Class B Holders will be entitled to receive (i) an aggregate of 744,048 shares of Anti-dilution Shares and (ii) warrants to purchase an aggregate of 744,048 shares of Class A common stock (the “Warrants”) at an exercise price per share of $33.60 for a term of five years. The Warrants shall otherwise have terms, including but not limited to registration rights, that are substantially identical to the warrants previously issued to the Class B Holders and shall not contain any anti-dilution or reset provisions, except for standard adjustments for any stock splits, stock dividends, recapitalizations and similar events.

For more information about the PIPE and the terms of the Preferred Stock, see our Current Reports on Form 8-K filed with the SEC on December 6, 2021, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Status of Business Combination and PIPE

The Merger Agreement is subject to a number of conditions which must be satisfied or waived in order to complete the Business Combination and the Merger Agreement may be terminated at any time, even prior to the Extension, under certain customary and limited circumstances, including among other reasons, (i) by mutual consent of TMTG and Digital World, (ii) by either Digital World or TMTG if any of the conditions to the closing of the Business Combination have not been satisfied or waived by the Outside Date, provided that Digital World may extend the Outside Date until September 8, 2023 (or after September 8, 2024 if extended by Digital World following the implementation of the Extension), and provided further that this termination right shall not be available to Digital World or TMTG if the breach by such party (i.e., either Digital World or DWAC Merger Sub Inc. on one hand, or TMTG, on the other hand) of the Merger Agreement was the cause of, or resulted in, the failure of the closing of the Business Combination to occur on or before the Outside Date, (iii) by either Digital World or TMTG if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting, or if any law is in effect making illegal, the transactions contemplated by the Merger Agreement, (iv) by either Digital World or TMTG for the other party’s uncured breach (subject to certain materiality qualifiers and cure periods), (v) by Digital World if there has been an event after the signing of the Merger Agreement that has a material adverse effect (as defined in the Merger Agreement) on TMTG (but excluding a qualifying settlement of certain litigation in which TMTG is involved) that is uncured and continuing, (vi) by TMTG if there has been an event after the signing of the Merger Agreement that has a material adverse effect on Digital World that is uncured and continuing, (vii) by either Digital World or TMTG if approval for the Business Combination and the other required stockholder proposals are not obtained at the Digital World’s special meeting of stockholders to approve the Business Combination, (viii) by either Digital World or TMTG if a special meeting of TMTG’s stockholders is held and TMTG’s stockholder shall not have approved the Merger Agreement and the Business Combination and related matters and (ix) by the mutual and reasonable written consent of Digital World and TMTG in the event that that any required approval of the SEC or any other governmental authority cannot be obtained by the Outside Date, as such date may be extended.

In addition, the SPAs may be terminated, under certain circumstances, among others, upon the earlier to occur of (a) the mutual written agreement of the parties thereto, and (b) the termination (for any reason) of the Merger Agreement by any party to the same, or if the Business Combination is not consummated by the Outside Date.

Unless extended, the Merger Agreement may be terminated at any time in accordance with its terms, including by either Digital World or TMTG after September 8, 2023 (or after September 8, 2024 if extended by Digital World following the implementation of the Extension), and you may not have the chance to vote on the Business Combination if the Merger Agreement is terminated beforehand. Additionally, the SPAs with the PIPE Investors may be terminated by the PIPE Investors any time after September 20, 2022 if the Business Combination has not been consummated by such date. As a result, Digital World received termination notices from certain PIPE Investors, who originally agreed to purchase up to 251,500 shares of Preferred Stock. As of the record date, we had not received additional termination notices.

Furthermore, unless waived by the parties, the Company is required to file and obtain effectiveness of an Initial Resale Registration Statement on or before the closing of the Business Combination, subject to certain exceptions. The Initial Resale Registration Statement was filed on May 27, 2022 and has not been declared effective by the SEC. Digital World believes that the SEC will not declare the Initial Resale Registration Statement effective until after the closing date of the Business Combination, and in order to close the PIPE as currently contemplated by the SPAs, the PIPE Investors have to waive the closing condition that requires effectiveness of the Initial Resale Registration Statement as of the closing date of the Business Combination. The closing of the PIPE is conditioned on the closing of the Business Combination, effectiveness of an Initial Resale Registration Statement and other closing conditions.

The Company will discuss an extension of the Merger Agreement, the SPAs and related registration obligations with the relevant parties if the Extension Amendment Proposal is approved and the Extension is implemented. It is likely that the parties will be required to restructure the PIPE or renegotiate such arrangements in view of the PIPE closing conditions, evolving market and regulatory conditions. We do not have an estimate as to when any such renegotiation or amendment to the existing PIPE arrangements will be concluded. There is no assurance that such terms can be renegotiated on favorable terms, if at all. Under the terms of the Merger Agreement, TMTG is not required to consummate the Business Combination if the Company does not have at least $60,000,000 in available cash (including proceeds in connection with any private placement or any other alternative financing arrangement mutually agreed upon by the parties and prior to giving effect to the payment of unpaid expenses and liabilities) immediately prior to the consummation of the Business Combination (after taking into account payments required to satisfy redemptions by the Company’s stockholders). There can be no assurance that we can sustain sufficient PIPE commitments to meet this Minimum Cash Condition or secure an alternative financing transaction to support the Business Combination, or that we will find an alternative target if we are unable to consummate the Business Combination with TMTG.

Regulatory Approvals/Investigations

We are the subject of an investigation by the SEC pursuant to Section 8(e) of the Securities Act, with respect to the Form S-4 relating to the Business Combination. We and certain of our directors received subpoenas from the SEC seeking various documents regarding, among other things, our due diligence regarding TMTG, communications regarding and due diligence of potential targets other than TMTG, and relationships and communications between and among us (and/or certain of our officers and directors) and other entities (including our Sponsor and certain advisors, including our underwriter and financial advisor in the IPO). In addition, we and each member of our Board received grand jury subpoenas seeking certain of the same documents demanded in the above-referenced SEC subpoenas, along with requests relating to our S-1 filings, communications with or about multiple individuals, and information regarding Rocket One Capital. These subpoenas, and the underlying investigations by the Department of Justice and the SEC, can be expected to delay effectiveness of the Form S-4, which could materially delay, materially impede, or prevent the consummation of the Business Combination. Additionally, any resolution of the investigation could result in the imposition of significant penalties, injunctions, prohibitions on the conduct of our business, damage to our reputation and other sanctions against us.

Additionally, we are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the approvals from the SEC and Nasdaq, as well as the expiration or early termination of the waiting period under the Hart-Scott-Rodino Act, which has occurred. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Patrick Orlando, a director and former Chief Executive Officer and Chairman and a U.S. citizen, is sole managing member of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. The Sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 17.2% minority interest in the Sponsor, the Sponsor does not have substantial ties with any non-U.S. persons. Approximately 82.8% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and, to the best of our knowledge, none of the Sponsor members who are U.S. persons have substantial ties with non-U.S. persons on a look-through basis. Of the approximately 17.2% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, approximately 8.0% of interests are owned by persons in Guatemala, approximately 4.4% of interests are owned by persons in El Salvador, approximately 4.2% of interests are owned by persons in Brazil, approximately 0.5% of interests are owned by persons in Peru and approximately 0.1% of interests are owned by persons in Mexico. The Sponsor is expected to own no more than 8.1% of the combined company following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers Digital World to be a “foreign person” under such rules and regulations and TMTG a U.S. business that may affect national security, it could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although Digital World does not believe it is a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company as if it had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If

Digital World were to seek an initial business combination other than the Business Combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, resulting in further delays in Digital World’s ability to consummate the Business Combination, which may require us to liquidate. If we liquidate, our public stockholders may only receive $10.24 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in TMTG and the chance of realizing future gains on your investment through any price appreciation in the combined company.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Recent Developments

Settlement in Principle

As previously disclosed in the Company’s Form 8-K filed with the SEC on July 3, 2023, the Company has been the subject of an investigation (the “Investigation”) by the SEC with respect to certain statements, agreements and the timing thereof included in the Company’s registration statements on Form S-1 (the “Form S-1”) in connection with its IPO and Form S-4 relating to the business combination between the Company and TMTG.

In connection with the Investigation, the Company has reached an agreement in principle with the Staff of the SEC’s Division of Enforcement (the “Settlement in Principle”). The terms of this Settlement in Principle are not yet definitive, as a final settlement agreement is subject to the approval by the SEC, and the Company cannot predict whether or when it may obtain the SEC’s approval. If the SEC approves the Settlement in Principle, it will enter a cease-and-desist order (the “Order”) finding the Company violated certain antifraud provisions of the Securities Act and the Exchange Act, in connection with the Company’s IPO filings on Form S-1 and the Form S-4 concerning certain statements, agreements and omissions relating to the timing and discussions the Company had with TMTG regarding the proposed business combination.

In connection with the Settlement in Principle, if the Company amends its previously filed Form S-4, it will ensure that any such Form S-4 will be materially complete and accurate and consistent with the findings in the Order and pay a civil money penalty in an amount of $18 million to the SEC promptly after the closing of any merger or a comparable business combination or transaction, whether with TMTG or any other entity.

Section 5.2 of the Merger Agreement provides that without the prior written consent of TMTG (such consent not to be unreasonably withheld, conditioned or delayed) the Company shall not settle or compromise any claim, action or proceeding, including any suit, action, claim, proceeding or investigation relating to the Merger Agreement or the transactions contemplated thereby, in excess of $100,000. As such, the Company has kept TMTG appraised of the discussions with the SEC and the Settlement in Principle. Nevertheless, TMTG is not a party to the Settlement in Principle or any related negotiation and it has not provided its consent to such settlement. Although the Company believes that it has complied with Section 5.2 of the Merger Agreement, TMTG may disagree and try to terminate the Merger Agreement.

The Company, its board of directors and its management team strongly believe the Settlement in Principle is in the best interests of the Company’s shareholders. Accordingly, the board of directors has authorized management to proceed forward with the Settlement in Principle. If approved by the SEC, the Company believes the Settlement in Principle would remove the cloud of uncertainty lingering over the Company and would allow the Company to move forward in achieving its objective of delivering a strategic merger. The Company also believes that failing to settle with the SEC would create a substantial risk of protracted litigation with the SEC, its principal regulator, which could inhibit the Company’s ability to consummate the business combination with TMTG or any other target should TMTG determine that it has the right to terminate the Merger Agreement as discussed above. The Company remains ready and willing to consummate a transaction with TMTG to create an alternative media platform and bring value to its shareholders.

Extension of the Business Combination Disagreement

In connection with the preliminary proxy statement filed by the Company with the SEC on June 23, 2023 for the voting of the Company’s shareholders on the proposed extension of its liquidation date (the “Extension Preliminary Proxy”), the Company received an electronic mail from TMTG. TMTG notified the Company that it disagrees with the Company’s position under Section 8.1(b) of the Merger Agreement, namely that upon the approval of the Company’s shareholders to extend the Company’s liquidation date by an additional three months (for a total of 12 additional months, i.e., from September 8, 2023 up to September 8, 2024), the Company has the right to extend the Outside Date (as defined in the Merger Agreement, currently set as September 8, 2023) of the Merger Agreement by the same extension periods. Pursuant to its electronic mail, TMTG believes it is currently only bound under the Merger Agreement through September 8, 2023. Given the historical liquidation date extensions preceding TMTG’s acknowledgement that it was correspondingly bound through September 8, 2023 under the Merger Agreement, the Extension Preliminary Proxy seeking an extension structure consistent with such historical extensions and TMTG’s position that it is nonetheless only bound through September 8, 2023 (in addition to TMTG’s continued delay in providing various deliverables to the Company under the Merger Agreement required to consummate a business combination), the Company expects to work with TMTG in good faith to address this disagreement in a manner that is in the best interest of its shareholders. As mentioned above, the Company remains very interested in the transaction with TMTG and is hopeful the Company and TMTG can resolve this interpretative divergence. On July 14, 2023, TMTG sent the Company another electronic mail stating that TMTG does not believe it is bound through September 8, 2023 under the Merger Agreement, because the relevant Outside Date under the Merger Agreement is no later than December 20, 2022. The electronic mail further stated that TMTG is trying to complete a merger as soon as possible and will give a good faith consideration to a proposal from the Company to resolve the “interpretive divergence” with respect to the relevant Outside Date under the Merger Agreement.

The foregoing references and description of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to, and qualified in their entirety by reference to, the actual agreement (as amended), copies of which are filed as Exhibit 2.1 and Exhibit 2.2 with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination, to resolve the above-mentioned investigations within the requisite time period, to maintain PIPE commitments on favorable terms or secure an alternate financing transaction to support the Business Combination with TMTG, or to find an alternate target if we are unable to consummated a Business Combination with TMTG, may require us to liquidate. If we liquidate, our public shareholders may only receive $10.24 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2023 up to September 8, 2024) or such earlier date as determined by the Board.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

If the Extension Amendment Proposal is not approved, and we have not consummated the Business Combination by September 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination and the PIPE, see Company’s Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until September 8, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the Merger Agreement on October 20, 2021 and amended such agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 8, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by September 8, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers and anchor investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the Merger Agreement. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months without depositing additional funds into the Trust Account. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination with TMTG or any other target by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $307.6 million held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination, to resolve the above-mentioned investigations within the requisite time period, to maintain PIPE commitments on favorable terms or secure an alternate financing transaction to support the Business Combination with TMTG, or to find an alternate target if we are unable to consummated a Business Combination with TMTG, may require us to liquidate. If we liquidate, our public shareholders may only receive $10.24 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 15, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 15, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on August 15, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on August 15, 2023 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date was $13.45.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on August 15, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. The terms “U.S. Holder” and “Non U.S. Holder” as defined below do not include entities treated as partnerships for U.S. federal income tax purposes. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held (including in some cases indirectly) by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding (and common) voting stock actually and constructively owned by the U.S. Holder immediately before the redemption and immediately following the redemption, the U.S. Holder actually and constructively must own less than 50% of our total combined voting power. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders—Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

The remainder of this discussion assumes that the first through third bullet points above do not apply with respect to a Non-U.S. Holder. Non-U.S. Holders should consult their own tax advisors to determine the particular tax consequences to them of the redemption.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 A.M. Eastern Time on August 17, 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at www.virtualshareholdermeeting.com/DWAC2023SM. If you plan to attend the virtual online Special Meeting, you will need your 16 digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

You are entitled to attend the special meeting if you were a stockholder as of the close of business on July 10, 2023, the record date, or hold a valid proxy for the meeting. To be admitted to the special meeting, you will need to visit www.virtualshareholdermeeting.com/DWAC2023SM and enter the 16-digit Control Number found next to the label “Control Number” on your Notice of Internet Availability, proxy card or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number. Whether or not you participate in the special meeting, it is important that you vote your shares. We encourage you to access the special meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on August 17, 2023.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on July 10, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 30,023,186 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Alliance Advisors to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at 877-728-4996 or by email at dwac@allianceadvisors.com.

Required Vote

The affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the Merger Agreement.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 5,497,500 Founder Shares and 1,133,484 shares of Class A common stock underlying the Private Placement Units, representing approximately 17.8% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors and officers do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the fact that our Sponsor holds 5,490,000 Founder Shares and 1,133,484 Private Placement Units, all such securities beneficially owned by Patrick Orlando, a director and former Chairman and Chief Executive Officer. In addition, Mr. Eric Swider, our Chief Executive Officer and a director, owns 7,500 Founder Shares; and eleven qualified institutional buyers or institutional accredited investors (“anchor investors”) own the remaining 1,650,000 Founder Shares. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.24 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•

the fact that on September 8, 2022, the Company issued a promissory note in the aggregate principal amount of $2,875,000 to the Sponsor, in connection with the extension of the termination date for the Company’s initial Business Combination from September 8, 2022 to December 8, 2022. The note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial Business Combination and (ii) the date that the winding up of the Company is effective;

•

the fact that on April 21, 2023, the Company issued two promissory notes (one for $625,700 and the other for $500,000) in the aggregate principal amount of $1,125,700 to the Sponsor to pay costs and expenses in connection with completing an initial business combination. Each of the two notes bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. At the election of the Sponsor and subject to certain conditions, all of the unpaid principal amount of each of the two notes may be converted into units of the Company (the “Conversion Units”) immediately prior to the consummation of an initial business combination with the total Conversion Units so issued equal to: (x) the portion of the principal amount of the respective note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units. The issuances of the two notes were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act; and

•

the fact that on June 2, 2023, the Company issued two promissory notes to Renatus LLC (“Renatus”) in the aggregate principal amounts of (a) $2,000,000 and (b) $10,000,000. The proceeds of these notes will be used to pay costs and expenses in connection with completing an initial business combination. Mr. Swider is a founder and partner of Renatus.

See our Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time, for more information about the interests of our Sponsor, directors and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until September 8, 2023 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. In the event that the Company has not consummated an initial business combination by September 8, 2023, we will dissolve and liquidate in accordance with our charter.

As previously announced, we entered into the Merger Agreement on October 20, 2021 and amended such agreement on May 11, 2022. Pursuant to the Merger Agreement, the parties agreed, subject to the terms and conditions of the Merger Agreement, to effect the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before September 8, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business

Combination and the PIPE, see our Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before September 8, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and the shares of Class A common stock underlying the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Merger Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond September 8, 2023 to the Extended Date, in the event we cannot consummate the Business Combination by September 8, 2023.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•	each of our executive officers and directors that beneficially owns our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 37,210,686 shares of our common stock, consisting of (i) 30,023,186 shares of our Class A common stock and (ii) 7,187,500 shares of our Class B common stock, issued and outstanding as of the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Eric Swider	—	—	7,500	*	*
Katherine Chiles	—	—	—	—	—
Alexander Cano	—	—	—	—	—
Frank Andrews	—	—	—	—	—
Patrick Orlando(3)	1,133,484	3.8%	5,490,000	76.4%	14.8%
Edward Preble	—	—	—	—	—
Jeffrey Smith	—	—	—	—	—
All directors and executive officers as a group (7 individuals)	1,133,484	3.8%	5,497,500	76.5%	14.8%
Other 5% Stockholders
ARC Global Investments II LLC (the Sponsor)(3)	1,133,484	3.8%	5,490,000	76.4%	14.8%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Digital World Acquisition Corp., 3109 Grand Ave., #450, Miami, Florida 33133.
(2)

Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

ARC Global Investments II LLC, our Sponsor, is the record holder of the securities reported herein. Patrick Orlando is the managing member of our Sponsor. By virtue of this relationship, Mr. Orlando may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Mr. Orlando disclaims any such beneficial ownership except to the extent of his pecuniary interest.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 8, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Special Meeting and voted in connection with such proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we expect the Company will hold its 2023 annual meeting of stockholders on or prior to December 31, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before September 8, 2023 (or September 8, 2024 if extended), there will be no further annual meetings of the Company.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at info@dwacspac.com to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Alliance Advisors 200 Broadacres Drive, 3rd Floor. Bloomfield, NJ 07003 Call: 877.728.4996 Email: dwac@allianceadvisors.com

You may also obtain these documents by requesting them via e-mail from the Company at info@dwacspac.com.

If you are a stockholder of the Company and would like to request documents, please do so by August 12, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

DIGITAL WORLD ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

DIGITAL WORLD ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Digital World Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 2, 2021 (the “Original Amended and Restated Certificate of Incorporation”). A Certificate of Correction was filed in the office of the Secretary of State of the State of Delaware on May 18, 2022 to correct an inaccuracy of Section 9.1(c) of the Original Amended and Restated Certificate of Incorporation (the “Amendment to the Amended and Restated Certificate of Incorporation”). An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on November 22, 2022 (“First Amendment to the Amended and Restated Certificate of Incorporation”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.

This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of (i) the holders of 65% of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of 65% of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

(c)

In the event that the Corporation has not consummated an initial Business Combination by September 8, 2023, upon the approval by the Corporation’s board of directors, the Corporation may extend the period of time to consummate a Business Combination up to four times, each by an additional three months, for an aggregate of 12 additional months to September 8, 2024.

IN WITNESS WHEREOF, Digital World Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●].

DIGITAL WORLD ACQUISITION CORP.

By:
Name:	Eric Swider
Title:	Chief Executive Officer

A-1

DIGITAL WORLD ACQUISITION CORP.

3109 Grand Ave #450

Miami, FL 33133

SPECIAL MEETING OF STOCKHOLDERS

August 17, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 17, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated July 14, 2023 and Proxy Statement, dated July 14, 2023, in connection with the special meeting to be held at 10:00 A.M. Eastern Time on August 17, 2023 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Eric Swider (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 17, 2023: This notice of meeting and the accompanying proxy statement and annual report on Form 10-K are available at www.virtualshareholdermeeting.com/DWAC2023SM.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation to extend, upon the approval by the Company’s Board, the period of time for the Company to complete a business combination up to four times, each by an additional three months, for an aggregate of 12 additional months (i.e. from September 8, 2023 to September 8, 2024) or such earlier date as determined by the Board, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.